CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


            The undersigned, the President and Principal Executive Officer of PBHG Insurance Series Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended December 31, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: February 23, 2005


                                                 /s/ David J. Bullock
                                                 -------------------------------
                                                 David J. Bullock, President and
                                                 Principal Executive Officer

                                  CERTIFICATION
                             Pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002


            The undersigned, the Treasurer and Principal Financial Officer of PBHG Insurance Series Fund (the "Fund"), with respect to the Fund's Form N-CSR for the period ended December 31, 2004 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. such Form N-CSR fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated: February 23, 2005


                                                /s/ Stephen F. Panner
                                                --------------------------------
                                                Stephen F. Panner, Treasurer and
                                                Principal Financial Officer